Proprietary and Confidential | July 23, 2013 Second Quarter 2013 Earnings Conference Call 1 Exhibit 99.2

Proprietary and Confidential | 2 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations for future earnings and other financial performance. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, increases or decreases in market demand in the commercial rental market, lower than expected lease sales, fluctuations in market demand on the sale of used vehicles impacting inventory levels, pricing and our anticipated proportion of retail versus wholesale sales, higher than expected maintenance costs, lower than expected benefits from maintenance initiatives, a slowdown of the economic recovery and decreases in freight demand or volumes, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions in the U.K., competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. Beginning in 2013, comparable earnings and the other financial measures and ratios derived from comparable earnings will exclude non-operating pension costs. For more information on our new calculation method, see page 30.

Proprietary and Confidential | 3 Contents ► Second Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | 4 2nd Quarter Results Overview ► Earnings per diluted share from continuing operations were $1.19 in 2Q13 vs. $0.91 in 2Q12 – 2Q13 included net expense of $0.06 from non-operating pension costs – 2Q12 included net expense of $0.18 related to non-operating pension costs and restructuring charges ► Comparable earnings per share from continuing operations were $1.25 vs. $1.09 in 2Q12 ► Total revenue increased 3% (and operating revenue increased 4%) vs. prior year reflecting new business in SCS, as well as lease revenue growth

Proprietary and Confidential | 5 Key Financial Statistics Second Quarter ($ Millions, Except Per Share Amounts) 2013 2012 % B/(W) Operating Revenue 1,313.3$ 1,266.6$ 4% Fuel Services and Subcontracted Transportation Revenue 290.6 297.3 (2)% Total Revenue 1,604.0$ 1,563.9$ 3% Earnings Per Share from Continuing Operations 1.19$ 0.91$ 31% Comparable Earnings Per Share from Continuing Operations 1.25$ 1.09$ 15% Net Earnings Per Share 1.19$ 0.91$ 31% Memo: Average Shares (Millions ) - Diluted 51.9 50.7 Tax Rate from Continuing Operations 35.7% 36.6% Comparable Tax Rate from Continuing Operations 36.0% 36.8% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 6 Key Financial Statistics Year-To-Date ($ Millions, Except Per Share Amounts) 2013 2012 % B/(W) Operating Revenue 2,580.9$ 2,495.5$ 3% Fuel Services and Subcontracted Transportation Revenue 586.1 604.6 (3)% Total Revenue 3,167.0$ 3,100.1$ 2% Earnings Per Share from Continuing Operations 1.98$ 1.59$ 25% Comparable Earnings Per Share from Continuing Operations 2.06$ 1.78$ 16% Net Earnings Per Share 1.96$ 1.58$ 24% Memo: Averag Shares (Millions ) - Diluted 51.7 50.8 Tax Rate from Continuing Operations 35.3% 32.8% Comparable Tax Rate from Continuing Operations 36.1% 37.0% Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 1.1% 0.5% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 7 2nd Quarter Results Overview - FMS ► Fleet Management Solutions (FMS) total revenue up 2% (and operating revenue up 3%) vs. prior year – Full service lease revenue up 4% – Contract maintenance revenue down 3% – Contract-related maintenance up 12% – Commercial rental revenue down 1% ► FMS earnings increased due to higher lease vehicle rates reflecting new technology and vehicle residual value benefits ► FMS earnings before tax (EBT) up 16% – FMS EBT percent of operating revenue up 120 basis points to 10.4%

Proprietary and Confidential | 8 2nd Quarter Results Overview – SCS ► Supply Chain Solutions (SCS) total revenue up 5% (and operating revenue up 6%) vs. prior year due to new business, primarily in dedicated ► SCS earnings were higher reflecting new business offset by increased commissions. Additionally, earnings growth reflects unusually high medical expenses in the prior year, largely offset by higher self insurance costs in the current period. ► SCS earnings before tax (EBT) up 8% ─ SCS EBT percent of operating revenue were 6.3% in both periods

Proprietary and Confidential | 9 Business Segments 2013 2012 % B/(W) 2013 2012 % B/(W) Operating Revenue: Fleet Management Solutions 852.5$ 830.9$ 3% 1,121.3$ 1,100.9$ 2% Supply Chain Solutions 514.8 485.7 6% 597.2 570.3 5% Eliminations (54.0) (50.0) (8)% (114.4) (107.3) (7)% Total 1,313.3$ 1,266.6$ 4% 1,604.0$ 1,563.9$ 3% Segment Earnings Before Tax: (1) Fleet Management Solutions 88.7$ 76.7$ 16% Supply Chain Solutions 32.7 30.4 8% Eliminations (8.4) (7.2) (16)% 112.9 99.8 13% Central Support Services (Unallocated Share) (10.6) (11.2) 5% Non-operating pension costs (5.0) (7.7) 35% Restructuring and Other Charges, Net and Other Items - (7.1) NM Earnings Before Income Taxes 97.4 73.8 32% Provision for Income Taxes (34.8) (27.0) (29)% Earnings from Continuing Operations 62.6$ 46.8$ 34% Comparable Earnings from Continuing Operations 65.5$ 56.0$ 17% Net Earnings 62.2$ 46.7$ 33% Memo: Total Revenue Second Quarter (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions)

Proprietary and Confidential | 10 Business Segments 2013 2012 % B/(W) 2013 2012 % B/(W) Operating Revenue: Fleet Management Solutions 1,676.5$ 1,623.6$ 3% 2,221.0$ 2,172.3$ 2% Supply Chain Solutions 1,009.6 970.3 4% 1,173.7 1,142.2 3% Eliminations (105.3) (98.4) (7)% (227.6) (214.3) (6)% Total 2,580.9$ 2,495.5$ 3% 3,167.0$ 3,100.1$ 2% Segment Earnings Before Tax: (1) Fleet Management Solutions 149.4$ 127.3$ 17% Supply Chain Solutions 56.5 52.3 8% Eliminations (15.7) (13.7) (15)% 190.2 165.9 15% Central Support Services (Unallocated Share) (22.0) (20.7) (6)% Non-operating pension costs (10.2) (15.7) 35% Restructuring and Other Charges, Net and Other Items 1.9 (8.0) NM Earnings Before Income Taxes 159.9 121.5 32% Provision for Income Taxes (56.5) (39.8) (42)% Earnings from Continuing Operations 103.4$ 81.6$ 27% Comparable Earnings from Continuing Operations 107.5$ 91.5$ 17% Net Earnings 102.1$ 81.0$ 26% Memo: Total Revenue Year-To-Date (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions)

Proprietary and Confidential | 11 Capital Expenditures 2013 $ 2013 2012 O/(U) 2012 Full Service Lease 778$ 786$ (8)$ Commercial Rental 171 500 (329) Operating Property and Equipment 40 32 8 Gross Capital Expenditures 989 1,317 (328) Less: Proceeds from Sales (primarily Revenue Earning Equipment) 229 199 30 Less: Sale and Leaseback of Assets - 130 (130) Net Capital Expenditures 760$ 988$ (228)$ Memo: Acquisitions 1$ 2$ (1)$ Year-To-Date ($ Millions)

Proprietary and Confidential | 12 Cash Flow from Continuing Operations 2013 2012 Earnings from Continuing Operations 103$ 82$ Depreciation 466 460 Gains on Vehicle Sales, Net (46) (45) Amortization and Other Non-Cash Charges, Net 37 34 Pension Contributions (24) (40) Changes in Working Capital and Deferred Taxes 28 (19) Cash Provided by Operating Activities 564 472 Proceeds from Sales (Primarily Revenue Earning Equipment) 229 199 Proceeds from Sale and Leaseback of Assets - 130 Collections of Direct Finance Leases 40 33 Other, Net 8 - Total Cash Generated 841 834 Capital Expenditures (1) (948) (1,204) Free Cash Flow (2) (107)$ (370)$ Year-To-Date ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

Proprietary and Confidential | 13 Debt to Equity Ratio (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents revised long term total obligations to equity target of 225 - 275% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $638 million as of 6/30/2013, $645 million as of 12/31/12 and $589 million as of 6/30/12. ($ Millions) 6/30/2013 12/31/2012 6/30/2012 Balance Sheet Debt 3,914$ 3,821$ 3,746$ Percent To Equity 253% 260% 271% Total Obligations 4,056$ 3,969$ 3,925$ Percent To Equity 262% 270% 284% Total Equity (3) 1,547$ 1,467$ 1,384$ Memo: 161% 139% 140% 135% 118% 143% 164% 147% 213% 175% 196% 257% 260% 253% Balance Sheet Debt to Equity (1) (2)

Proprietary and Confidential | 14 Contents ► Second Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | ► Units held for sale were 9,600 at quarter end, up from 9,200 units held for sale in the prior year ─ Sequentially from the first quarter, units held for sale decreased by 400 units ► The number of used vehicles sold in the second quarter was 6,000, down 3% from the prior year ─ Sequentially from the first quarter, units sold increased by 3% ► Proceeds per unit were down 1% for tractors and up 2% for trucks in the second quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were down 3% for tractors and up 1% for trucks vs. the first quarter ► Average second quarter total commercial rental fleet was down 10% from the prior year ─ Average commercial rental fleet was unchanged from the first quarter 15 Global Asset Management Update (1) (1) Units rounded to nearest hundred.

Proprietary and Confidential | 16 Contents ► Second Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | 17 EPS Forecast – Continuing Operations 2013 Comparable EPS Forecast(1) $ 1.41 - 1.46 $ 4.75 - 4.85 2012 Comparable EPS(2) $ 1.37 $ 4.41 Third Quarter Full Year ($ Earnings Per Share) (1) 2013 Comparable EPS Forecast, a non-GAAP financial measure, excludes from EPS forecast $0.06 and $0.24 of non-operating pension costs for the third quarter and full year periods, respectively. 2013 Comparable EPS Forecast also excludes a $0.04 benefit for the full year from foreign currency translation. (2) 2012 Comparable EPS for the third quarter excludes from EPS $0.02 of tax law changes and $0.09 of non-operating pension costs. 2012 Comparable EPS for the full year excludes $0.10 of Superstorm Sandy Vehicle-Related Losses, $0.08 of tax law benefit, $0.11 of restructuring charges, and $0.37 of non-operating pension costs. ► Revised full year Comparable EPS forecast of $4.75 - $4.85 ► Current forecast is as follows:

Proprietary and Confidential | Q&A 18

Proprietary and Confidential | 19 Appendix Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast Asset Management Non-GAAP Financial Measures & Reconciliations

Proprietary and Confidential | 20 Fleet Management Solutions (FMS) 2013 2012 % B/(W) Full Service Lease 540.4$ 521.5$ 4% Contract Maintenance 45.3 46.5 (3)% Contractual Revenue 585.7 568.0 3% Contract-related Maintenance 52.1 46.5 12% Commercial Rental 196.5 198.7 (1)% Other 18.3 17.7 3% Operating Revenue 852.5 830.9 3% Fuel Services Revenue 268.7 270.0 - Total Revenue 1,121.3$ 1,100.9$ 2% Segment Earnings Before Tax (EBT) 88.7$ 76.7$ 16% Segment EBT as % of Total Revenue 7.9% 7.0% Segment EBT as % of Operating Revenue 10.4% 9.2% Second Quarter ($ Millions)

Proprietary and Confidential | 21 Fleet Management Solutions (FMS) 2013 2012 % B/(W) Full Service Lease 1,073.6$ 1,032.0$ 4% Contract Maintenance 91.4 93.5 (2)% Contractual Revenue 1,165.0 1,125.5 4% Contract-related Maintenance 105.4 93.0 13% Commercial Rental 369.6 370.0 - Other 36.5 35.1 4% Operating Revenue 1,676.5 1,623.6 3% Fuel Services Revenue 544.5 548.7 (1)% Total Revenue 2,221.0$ 2,172.3$ 2% Segment Earnings Before Tax (EBT) 149.4$ 127.3$ 17% Segment EBT as % of Total Revenue 6.7% 5.9% Segment EBT as % of Operating Revenue 8.9% 7.8% Year-To-Date ($ Millions)

Proprietary and Confidential | 22 Supply Chain Solutions (SCS) 2013 2012 % B/(W) Automotive 144.8$ 141.9$ 2% High-Tech 82.0 78.0 5% Retail & CPG 180.3 177.5 2% Industrial & Other 107.7 88.2 22% Operating Revenue 514.8 485.7 6% Subcontracted Transportation 82.4 84.5 (3)% Total Revenue 597.2$ 570.3$ 5% Segment Earnings Before Tax (EBT) 32.7$ 30.4$ 8% Segment EBT as % of Total Revenue 5.5% 5.3% Segment EBT as % of Operating Revenue 6.3% 6.3% Memo: Dedicated Services - Operating Revenue (1) 302.0$ 283.9$ 6% Dedicated Services - Total Revenue 338.7$ 327.0$ 4% Fuel Costs 66.9$ 63.8$ (5)% Second Quarter ($ Millions) (1) Excludes Dedicated Services Subcontracted Transportation.

Proprietary and Confidential | 23 Supply Chain Solutions (SCS) 2013 2012 % B/(W) Automotive 293.4$ 281.7$ 4% High-Tech 159.8 158.3 1% Retail & CPG 356.1 356.3 - Industrial & Other 200.3 174.1 15% Operating Revenue 1,009.6 970.3 4% Subcontracted Transportation 164.0 171.8 (5)% Total Revenue 1,173.7$ 1,142.2$ 3% Segment Earnings Before Tax (EBT) 56.5$ 52.3$ 8% Segment EBT as % of Total Revenue 4.8% 4.6% Segment EBT as % of Operating Revenue 5.6% 5.4% Memo: Dedicated Services - Operating Revenue (1) 593.1$ 565.9$ 5% Dedicated Services - Total Revenue 663.5$ 655.4$ 1%130.6 Fuel Costs 135.1$ 130.6$ (3)% Year-To-Date ($ Millions) (1) Excludes Dedicated Services Subcontracted Transportation.

Proprietary and Confidential | 24 Central Support Services (CSS) 2013 2012 % B/(W) Allocated CSS Costs 41.5$ 37.5$ (11)% Unallocated CSS Costs 10.6 11.2 5 Total CSS Costs 52.1$ 48.7$ (7)% Second Quarter ($ Millions)

Proprietary and Confidential | 25 Central Support Services (CSS) 2013 2012 % B/(W) Allocated CSS Costs 81.5$ 76.6$ (6)% Unallocated CSS Costs 22.0 20.7 (6) Total CSS Costs 103.5$ 97.3$ (6)% Year-To-Date ($ Millions)

Proprietary and Confidential | 26 Balance Sheet June 30, December 31, 2013 2012 Cash and Cash Equivalents 73$ 66$ Other Current Assets 989 974 Revenue Earning Equipment, Net 5,988 5,755 Operating Property and Equipment, Net 627 625 Other Assets 883 899 Total Assets 8,560$ 8,319$ Short-Term Debt / Current Portion Long-Term Debt 259$ 368$ Other Current Liabilities 938 905 Long-Term Debt 3,656 3,453 Other Non-Current Liabilities (including Deferred Income Taxes) 2,160 2,126 Shareholders' Equity 1,547 1,467 Total Liabilities and Shareholders' Equity 8,560$ 8,319$ ($ Millions)

Proprietary and Confidential | 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Forecast Midpoint Long Term Target Midpoint 27 Financial Indicators Forecast (1) (1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) 2000-2004 not restated for operations discontinued in 2009. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. (4) Illustrates impact of accumulated net pension related equity charge on leverage. (5) Represents revised long term obligations to equity target of 225-275% while maintaining a solid investment grade credit rating. Gross Capital Expenditures (2) ($ Millions) $1,289 $600 $725 $1,165 $657 $1,399 $1,182 2000 2001 2002 2003 2004 2005 Memo: Free Cash Flow (2) $1,757 2006 2007 2008 $1,265 2010 2009 $611 131 367 357 289 (208) (3) 380 (242) (439) 341 614 $1,088 (384) 2013 Forecast Midpoint 258 $1,760 Full Service Lease PP&E/Other Commercial Rental $2,161 2011 (257) 2012 Total Obligations to Equity Pension Impact (4) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 275% 146% 129% 234% 151% 157% 168% 225% 183% 203% 201% 270% Revised Long Term Target Midpoint (5) 2011 261% Forecast Midpoint 2012 250% 2013 Total Obligations to Equity 243% $1,815 Memo: Balance Sheet Debt to Equity 161% 139% 140% 135% 118% 143% 164% 147% 213% 175% 196% 257% 260% 237% (160)

Proprietary and Confidential | 28 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (c) Current year statistics may exclude some units due to a lag in reporting (b) (c) Number of Units 2,023 1,788 2,256 2,180 2,782 2,488 2,022 3,319 3,494 2,948 4,381 2,2912,317 3,689 1,687 2,242 3,880 1,219 2,098 3,096 1,584 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Redeployments Extensions Early Terminations YTD07 YTD08 YTD09 YTD10 YTD11 YTD12 YTD13 Redeployments – Vehicles coming off-lease with useful life remaining are redeployed in the Ryder fleet (SCS or with another Lease customer). Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder.

Proprietary and Confidential | 29 Non-GAAP Financial Measures ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 30 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations Reconciliation 31-32 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 17 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 32 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 35-36 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 33-34 FMS and SCS Operating Revenue FMS and SCS Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 20-23

Proprietary and Confidential | 30 Earnings and EPS from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) (1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from Earnings and EPS from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable Earnings and Comparable EPS also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison. 2Q13 - 2Q13 - 2Q12 - 2Q12 - Earnings EPS Earnings EPS Reported 62.6$ 1.19$ 46.8$ 0.91$ Non-Operating Pension Costs 2.9 0.06 4.8 0.09 Restructuring Charges - - 4.5 0.09 Comparable (1) 65.5$ 1.25$ 56.0$ 1.09$ YTD13 - YTD13 - YTD12- YTD12- Earnings EPS Earnings EPS Reported 103.4$ 1.98$ 81.6$ 1.59$ Non-Operating Pension Costs 6.0 0.12 9.7 0.19 Tax Benefits - - (5.0) (0.10) Restructuring Charges (1.9) (0.04) 5.2 0.10 Compa ab e (1) 107.5$ 2.06$ 91.5$ 1.78$

Proprietary and Confidential | 2Q13 - 2Q13 - 2Q13 - YTD13 - YTD13 - YTD13 - EBT Tax Tax Rate EBT Tax Tax Rate Reported 97.4$ 34.8$ 35.7% 159.9$ 56.5$ 35.3% Non-operating Pension Costs 5.0 2.1 10.2 4.2 Income from foreign currency translation - - (1.9) (0.01) Comparable (1) 102.4$ 36.9$ 36.0% 168.2$ 60.7$ 36.1% 2Q12 - 2Q12 - 2Q12 - YTD12 - YTD12 - YTD12 - EBT Tax Tax Rate EBT Tax Tax Rate Reported 73.8$ 27.0$ 36.6% 121.5$ 39.8$ 32.8% Tax Benefits - - - 5.0 Non-operating Pension Costs 7.7 3.0 15.7 6.0 Restructuring Charges 7.1 2.6 8.0 2.8 Comparable (1) 88.6$ 32.6$ 36.8% 145.2$ 53.7$ 37.0% EBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) (1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from EBT and Tax Rate from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable EBT and Comparable Tax Rate also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison. 31

Proprietary and Confidential | 32 Adjusted Return on Capital Reconciliation ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. 6/30/13 6/30/12 Net Earnings (1) 231$ 186$ Restructuring and Other Charges, Net and Other Items 7 11 Income Taxes 108 97 Adjusted Earnings Before Income Taxes 345 294 Adjusted Interest Expense (2) 142 138 Adjusted Income Taxes (3) (175) (158) Adjusted Net Earnings 313$ 274$ Average Total Debt(4) 3,846$ 3,417$ Average Off-Balance Sheet Debt(4) 152 81 Average Total Shareholders' Equity(4) 1,476 1,391 Average Adjustments to Shareholders' Equity (5) (4) 4 Adjusted Average Total Capital 5,469$ 4,893$ Adjusted Return on Capital 5.7% 5.6%

Proprietary and Confidential | 33 Debt to Equity Reconciliation % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 - - - - - Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

Proprietary and Confidential | 34 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to % to % to 12/31/2008 Equity 12/31/2009 Equity 12/31/2010 Equity 12/31/2011 Equity 12/31/2012 Equity 6/30/2013 Equity 6/30/2012 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% $3,914 253% $3,746 271% Receivables Sold - - - - - PV of minimum lease payments and guara teed re idual values under operating leases for vehicles 163 119 100 64 148 142 180 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% $4,056 262% $3,925 284%

Proprietary and Confidential | ($ Millions) 12/31/00 (1) 12/31/01 (1) 12/31/02 (1) 12/31/03 (1) 12/31/04 (1) 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Cash Provided by Operating Activities 1,023$ 365$ 617$ 803$ 867$ 776$ 852$ 1,097$ 1,248$ 985$ Less: Changes in Bal. of Trade Rec. Sold (270) 235 110 - - - - - - - Collections of Direct Finance Leases 67 66 66 61 64 69 65 62 61 65 Proceeds from Sale (Prim. Rev. Earn. Equip.) 230 173 152 210 331 333 332 373 262 216 Proceeds from Sale & Leaseback of Assets - - - 13 118 - - 150 - - Other Investing, Net 4 (4) 4 4 1 - 2 2 - - Total Cash Generated 1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266 Capital Expenditures (2) (1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652) Free Cash Flow (3) (242)$ 131$ 367$ 357$ 289$ (208)$ (439)$ 380$ 341$ 614$ Memo: Depreciation Expense 580$ 545$ 552$ 625$ 706$ 735$ 739$ 811$ 836$ 881$ Gains on Vehicle Sales, Net 19$ 12$ 14$ 16$ 35$ 47$ 51$ 44$ 39$ 12$ (1) Amounts have not been recasted for discontinued operations (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash. 35 Cash Flow Reconciliation

Proprietary and Confidential | 36 Cash Flow Reconciliation 12/31/10 12/31/11 12/31/12 6/30/13 6/30/12 Cash Provided by Operating Activities from Continuing Operations 1,028$ 1,042$ 1,134$ 564$ 472$ Proceeds from Sales (Primarily Revenue Earning Equipment) 235 300 413 229 199 Proceeds from Sale and Leaseback of Assets - 37 130 - 130 Collections of Direct Finance Leases 62 62 72 40 33 Other, net 3 - - 8 - Total Cash Generated 1,328 1,442 1,749 841 834 Capital Expenditures (1) (1,070) (1,699) (2,133) (948) (1,204) Free Cash Flow (2) 258$ (257)$ (384)$ (107)$ (370)$ Memo: Depreciation Expense 834$ 872$ 940$ 466$ 460$ Gains on Vehicle Sales, Net 29$ 63$ 89$ 46$ 45$ ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

Proprietary and Confidential |